                                                                   EXHIBIT 10.47


                              REPURCHASE AGREEMENT

         This Repurchase Agreement (the "Agreement") is made and entered into as of November 22, 2000, by and between Bank of Hoven, a South Dakota state bank (the "Bank"), and The Credit Store, Inc., a Delaware corporation ("TCSI").

         WHEREAS, TCSI acquired certain credit card receivables from the Bank pursuant to the Purchase Agreement and the Bankcard Marketing Agreement (each as defined below), none of the provisions of which are intended to be hereby modified except to the extent necessary to permit the transactions hereunder contemplated, and

         WHEREAS, the Bank now desires to purchase such credit card receivables from TCSI and TCSI has agreed to sell such credit card receivables to the Bank pursuant to the terms and subject to the conditions herein set forth, including, without limitation, TCSI's retention of the right to repurchase the credit card receivables as herein specified; and

         WHEREAS, Bank and TCSI wish to make arrangements with respect to servicing of the credit card accounts and credit card receivables on behalf of the Bank.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                    ARTICLE 1. SALE, PURCHASE AND ASSUMPTION

         1.1 Sale and Purchase.

         As of the Closing Date, upon the terms and subject to the conditions set forth herein, TCSI hereby sells, assigns, transfers, sets-over, and otherwise conveys to the Bank, and the Bank hereby purchases and accepts from TCSI, all of TCSI's right, title and interest in, to and under (a) the Credit Card Receivables identified with the Credit Card Accounts listed in the Account Schedule, (b) all monies due or to become due after the Closing Date with respect to the Credit Card Receivables including, without limitation, the right to any interest, fees and other charges and collections with respect thereto (such amounts are hereinafter referred to as ("Collections"), (c) all proceeds of the Credit Card Receivables received on or after the Closing Date and (d) notwithstanding any provision of the Prior Agreements to the contrary, fundings and related expenses related to new Credit Card Receivables arising under the Credit Card Accounts prior to the occurrence of the Repurchase Date. In addition, with respect to such new Credit Card Receivables, TCSI shall not be required to comply with Section 5.1 of the Purchase Agreement until the Repurchase Date hereunder.

         1.2 Purchase Price; Maximum Purchase Price. The purchase price for the Credit Card Receivables sold on the Closing Date (the "Purchase Price") shall be $8,000,000. The Purchase Price shall be paid on or before 2:00 p.m. on the Closing Date by wire transfer in immediately available funds to a bank account designated by TCSI.

         1.3 Evidence of Transfer.

         (a) In connection with the sale and assignment of Credit Card Receivables hereunder, TCSI shall deliver to the Bank on the Closing Date (or any date on which the Credit Card Receivables in Supplemental Accounts are first transferred to the Bank) an executed Bill of Sale and Assignment (substantially in the form attached hereto as Exhibit A) and an executed financing statement (substantially in the form attached hereto as Exhibit
     B).

         (b) In connection with the sale and conveyance of Credit Card Receivables hereunder, TCSI shall clearly and unambiguously mark its business records from and after the Closing Date to indicate that the Credit Card Receivables have been sold to the Bank.

         1.4 Sale Non-Recourse and Without Warranty. Except as specifically provided in this Agreement, the sale of Credit Card Receivables is made without recourse to TCSI, and are transferred "as is", without warranty or representation of any kind, nature or extent.

         1.5 Investigation of Assets. The Bank has made an independent investigation as it deems necessary as to assess the value of the Credit Card Accounts and Credit Card Receivables, and as to all other facts that the Bank deems material to its purchase. The Bank enters into this Agreement solely on the basis of that investigation and its own judgment. Except as set forth in this Agreement, the Bank is not acting in reliance on any representations or warranties by TCSI.


                         ARTICLE 2. OPTION TO REPURCHASE

         2.1 Option to Repurchase. As of the Repurchase Date, if a Repurchase Date is designated by TCSI during the Option Period, or on the Final Payment Date, upon the terms and subject to the conditions set forth herein, the Bank hereby agrees to sell, assign, transfer, set-over, and otherwise convey to TCSI, and TCSI hereby agrees to purchase and accept from the Bank, all of the Bank's right, title and interest in, to and under (a) the Credit Card Receivables identified to Credit Card Accounts designated in the Repurchase Notice, (b) all monies and other Collections due or to become due after the Repurchase Date with respect to the Credit Card Receivables, and (c) all proceeds of the Credit Card Receivables received on or after the Repurchase Date or the Final Payment Date, as the case may be. If TCSI does not exercise its right to repurchase during the Option Period, the amortization provisions of Section 2.5 will automatically become effective commencing on the first Business Day after the Option Period.

         2.2 Certain Repurchase Terms.

         (a) Option Period. At TCSI's option, for a period ending on the 90th day following the Closing Date (such period, the "Option Period"), TCSI shall have the right to repurchase in a lump sum all or any portion of the Credit Card Receivables by giving the Bank a repurchase notice designating the Credit Card Receivables to be repurchased and designating any business day in such Option Period as the "Repurchase Date."

         (b) Time of Transfer. The Credit Card Receivables shall be retransferred effective as of 11:59 p.m. on the Repurchase Date.

         (c) Repurchase Price. The repurchase price for the Credit Card Receivables shall be equal to (i) the Purchase Price, if all the Credit Card Receivables are designated in the repurchase notice and (ii) an amount equal to (A) the Purchase Price multiplied by (B) a fraction, the numerator of which is the principal balance of the performing Credit Card Receivables designated in the repurchase notice at the Repurchase Date and the denominator of which is the principal balance of the performing Credit Card Receivables at the Repurchase Date, if less than all Credit Card Receivables are designated in the repurchase notice (the "Repurchase Price"). The Repurchase Price shall be paid on the Repurchase Date by wire transfer in immediately available funds to a bank account designated by the Bank.

         2.3 Evidence of Retransfer.

         (a) In connection with the sale and assignment of Credit Card Receivables hereunder, the Bank shall deliver to TCSI on the Repurchase Date or the Final Payment Date, as the case may be, an executed Bill of Sale and Assignment (substantially in the form attached hereto as Exhibit A) and an executed financing statement (substantially in the form attached hereto as Exhibit B) and a UCC-3 termination statement relating to the Credit Card Receivables being repurchased on such date.

         (b) In connection with the retransfer to TCSI of Credit Card Receivables hereunder, Bank shall clearly and unambiguously mark its business records from and after the Repurchase Date or the Final Payment Date, as the case may be, to show that the Credit Card Receivables have been sold to TCSI.

         2.4 Sale Non-Recourse and Without Warranty. Except as specifically provided in this Agreement, the retransfer of Credit Card Receivables is made without recourse to the Bank, and are transferred "as is", without warranty or representation of any kind, nature or extent.

         2.5 Amortization of Purchase Price. If TCSI does not elect to repurchase the Credit Card Receivables during the Option Period under Section 2.2, all Collections in excess of the sum of (a) the Monthly Yield and (b) the $0.50 per account fee referred to in Section 3.1 will be paid to the Bank until the Bank has received the Repayment Amount. The date on which the Bank has received the Repayment Amount is referred to herein as the "Final Payment Date." From and after the first day following the Option Period, TCSI shall fund and purchase all net new charges on the Credit Card Accounts. On the Final Payment Date, the Bank shall re-transfer all the Credit Card Receivables to TCSI in accordance with the provisions of Sections 2.1 and 2.3.


                              ARTICLE 3. SERVICING

         3.1 Servicing of Credit Card Accounts.

         (a) TCSI shall service the Credit Card Accounts in accordance with the terms and conditions set forth in Exhibit C attached hereto. As compensation for its servicing activities with respect to the Credit Card Accounts, the Bank shall pay to TCSI, prior to the end of the Option Period, a servicing fee equal to the amount of net cash proceeds from the Credit Card Receivables (after subtracting therefrom the $0.50 fee payable on a per Credit Card Account basis as set forth in the Prior Agreements) in excess of a yield on the unpaid portion of the Purchase Price equal to 1.00% per month (the "Monthly Yield"). The servicing shall be offset by TCSI against net cash proceeds collected from the Credit Card Receivables. The Monthly Yield for the prior month shall be distributed to Bank on a monthly basis on the first (1st) day of each month.

         (b) In servicing the Credit Card Accounts, it may be necessary for TCSI to have possession of records and documents relating to and generated as part of the Credit Card Accounts. TCSI's possession shall be only as servicer, and not as owner, and TCSI's continued possession of those records, shall not be evidence of continued ownership of an interest in or control of the Credit Card Accounts or Credit Card Receivables. Furthermore, TCSI expressly agrees that it is acting as the Bank's agent and trustee in holding Credit Card Account records and documents, and holds them in trust solely for the benefit of the Bank, and not for TCSI's own purposes or use.

         3.2 Funding New Charges on the Credit Card Accounts. TCSI shall apply Collections to fund net new charges and advances on the Credit Card Accounts after the Closing Date. In addition, to the extent that on the last business day of any calendar month aggregate Collections (less the payments of Monthly Yield to the Bank) for the preceding month are less than the aggregate amount of new Credit Card Receivables arising during such month, TCSI shall pay to the Bank such difference.

                    ARTICLE 4. REPRESENTATIONS AND WARRANTIES

         4.1 Representations and Warranties. TCSI represents, warrants and covenants as follows as of the Closing Date:

         (a) TCSI has good and marketable title to the Credit Card Receivables as of the Closing Date, free and clear of any liens.

         (b) TCSI has not through any action taken by it adversely affected the legal, valid, and binding nature of the Credit Card Receivables.

         (c) In the origination and servicing of each Credit Card Receivable, TCSI has complied and will comply, in all material respects, with all requirements of applicable federal, state, and local laws, and regulations, including, without limitation, to the extent applicable, the federal Truth-in-Lending Act, the federal Equal Credit Opportunity Act, the federal Fair Credit Reporting Act, the federal Fair Debt Collection Practices Act and the Federal Reserve Board's Regulations B and Z ("Applicable Laws").

         (d) TCSI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. TCSI has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by TCSI and the performance of its obligations hereunder have been duly authorized by all necessary corporate action.

         (e) TCSI has the power to sell, convey, assign, transfer and deliver the Credit Card Receivables to the Bank.

         4.2 The Bank's Representations and Warranties (Closing Date). The Bank represents, warrants and covenants as follows as of the Closing Date:

         (a) The Bank has the power to purchase the Credit Card Receivables under the terms and in accordance with this Agreement.

         (b) The Bank is duly organized, existing and in good standing as a South Dakota state bank. The Bank has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Bank and the performance of its obligations hereunder have been duly authorized by all necessary corporate action.

         4.3 The Bank's Representations and Warranties (Repurchase Date). By the retransfer by the Bank of Credit Card Receivables on the Repurchase Date, the Bank shall be deemed to represent, warrant and covenant as follows as of the Repurchase Date:

         (a) The Bank has good and marketable title to the Credit Card Receivables being repurchased on the Repurchase Date free and clear of any liens created or suffered by the Bank.

         (b) The Bank is duly organized, existing and in good standing as a South Dakota state bank. The Bank has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Bank and the performance of its obligations hereunder have been duly authorized by all necessary corporate action.

         (c) The Bank has the power to sell, convey, assign, transfer and deliver to TCSI the Credit Card Receivables being repurchased on the Repurchase Date.


                           ARTICLE 5. INDEMNIFICATION

         5.1 Indemnification by TCSI. TCSI hereby agrees to indemnify the Bank and hold the Bank harmless from any liability, loss, cost or expense (including reasonable outside attorneys' fees) to the extent it is caused by or results from (i) the breach of TCSI's representations or warranties contained in this Agreement; (ii) the breach by TCSI of any of its covenants or agreements contained in this Agreement; or (iii) any liability or obligation, contingent or otherwise, arising out of or in connection with TCSI's actions with respect to the Credit Card Receivables prior to the Closing Date, except to the extent that such liability or obligation is expressly assumed by the Bank under this Agreement.

         5.2 Indemnification by the Bank. The Bank hereby agrees to indemnify TCSI and hold it harmless from any liability, loss, cost or expense (including reasonable outside attorneys' fees) to the extent it is caused by or results from (i) the breach by the Bank of any of the Bank's representations or warranties contained in this Agreement; (ii) the breach by the Bank of any of its covenants or agreements contained in this Agreement; or (iii) any liability or obligation, contingent or otherwise, arising out of or in connection with the Bank's actions with respect to the Credit Card Receivables following the Closing Date, except to the extent that such liability or obligation is expressly assumed by TCSI pursuant to this Agreement.

         5.3 Indemnification Procedures. In case any claim is made, or any suit or action is commenced in respect of which indemnification is sought by it under this Article 5, the indemnified party shall promptly give the indemnifying party notice thereof and the indemnifying party shall be entitled to participate in (or, if indemnified party does not desire to defend, to conduct) the defense there at the indemnifying party's expense. The indemnifying party may (but need not) defend or participate in the defense of any such claim, suit or action, but the indemnifying party shall promptly notify the indemnified party if the indemnifying party does not desire to defend or participate in the defense of any such claim, suit or action, or if the indemnifying party disputes liability for indemnity under this Article 5. Thereafter the indemnified party shall defend and, so long as the indemnifying party has not undertaken the defense or is not participating in the defense, the indemnified party may at any time notify the indemnifying party of its intention to settle or compromise any claim, suit or action against the indemnified party in respect of which payments may be sought by the indemnified party hereunder, and the indemnified party may settle or compromise any such claim, suit or action unless the indemnifying party notifies the indemnified party in writing (within ten (10) days after the indemnified party has given written notice of its intention to settle or compromise) the indemnifying party intends to conduct the defense of such claim, suit or action. Any such permitted settlement or compromise by the indemnified party of, or any final judgment or decree entered on or in, any claim, suit or action which the indemnified party has defended and of which the indemnifying party has not elected to defend or to participate in the defense of in accordance herewith, shall be deemed to have been consented to by, and shall be binding upon, the indemnifying party as fully as if the indemnifying party had assumed the defense thereof and a final judgment or decree had been entered in such suit or action, or with regard to such claim, by a court of competent jurisdiction for the amount of such settlement, compromise, judgment or decree. In all cases in which the indemnifying party is participating in the defense with the indemnified party, the indemnified party shall not settle or compromise any claim or action without the indemnifying party's prior written consent which shall not be unreasonably withheld.

                            ARTICLE 6. MISCELLANEOUS

         6.1 Notices. All notices, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when received in person or by postage prepaid, United States certified or registered mail, with return receipt requested, or otherwise actually received by facsimile transmission or by nationally recognized private courier service with receipt acknowledged in both instances, and addressed as follows:

                  (i)      If to TCSI, to:

                           The Credit Store, Inc.
                           3401 N. Louise Avenue
                           Sioux Falls, SD 57107
                           Attn:  President
                           Fax No.  (605) 338-3486

                  (ii)     If to the Bank, to:

                           Bank of Hoven
                           202 Main Street
                           Hoven, SD   57450
                           Attn:  President

     Notwithstanding the foregoing, if any person to whom a properly addressed and prepaid (with return address shown) notice is sent by United States certified or registered mail as stated above, declines delivery thereof, such notice shall be deemed received on the third (3rd) Business Day following the date it was deposited in the United States mail. The persons or addresses to which mailings or deliveries shall be made may be changed from time to time by notice given pursuant to the provisions of this Section 6.1.

         6.2 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns and permitted transferees. This Agreement may not be assigned by either party without the written consent of the other party, such consent not to be unreasonably withheld.

         6.3 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one instrument.

         6.4 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF SOUTH DAKOTA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         6.5 Entire Agreement; Amendment. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except with the written agreement of each of the parties hereto.

         6.6 No Consequential Damages. Neither the Bank nor TCSI shall be liable one to the other for any indirect, incidental or consequential damages as a result of any breach of any covenant, warranty, representation or obligation under this Agreement.

                             ARTICLE 7. DEFINITIONS

         6.1 Definitions. As used in this Agreement, the following terms will have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined).

         "Account Schedule" means the list of credit card accounts the receivables of which are sold to the Bank pursuant to this Agreement, such list to be delivered to the Bank on the Closing Date, as such list may be amended or supplemented from time to time pursuant to the terms of this Agreement.

         "Applicable Laws" has the meaning given such term in Section 4.1.

         "Bank" means Bank of Hoven, a South Dakota state bank and its successors and permitted assigns.

         "Bankcard Agreement" means the Bankcard Marketing Agreement dated as of February 9, 1999 between TCSI and the Bank, as such agreement is amended, restated, modified, or supplemented from time to time.

         "Closing Date" means November 22, 2000.

         "Collections" has the meaning given such term in Section 1.1.

         "Credit Card Accounts" means the VISA or MasterCard credit card accounts identified in TCSI's records as Pool Identification Number 1998003,
Pool Identification Number 1998006, and Pool Identification Number 2000     that
are described in the Account Schedule on the Closing Date or become Supplemental Accounts after the Closing Date. The term "Credit Card Account" refers to a Supplemental Account only from and after the date on which it is listed in the Account Schedule. A Credit Card Account includes any related "relationship account" resulting from the earlier account having been reported as lost or stolen.

         "Credit Card Receivables" means all the outstanding loans and other credit resulting from cash advances, purchases, balance transfers or any other charges on the Credit Card Accounts, together with all interest income, finance charges, membership fees, usage fees, transaction charges, late charges, over limit charges, return check charges, and all other rights to payment or compensation related to the Credit Card Accounts

         "Eligible Supplemental Account" means a credit card account that satisfies each of the following criteria as of the Closing Date:

         (a) the receivables in such credit card account are payable in United States dollars;

         (b) the obligor on such credit card account has provided, as its billing address, an address located in the United States or its territories or possessions or a United States military address;

         (c) such credit card account has not been identified by TCSI in its computer files as stolen or lost;

         (d) such credit card account has not been sold, assigned or pledged to any other party and does not have receivables which, at such time, are sold, assigned or pledged to any other party;

         (e) the receivables in such credit card account have not been charged off unless such credit card account is subsequently reinstated;

         (f) the obligor on such credit card account is neither deceased nor currently involved in a bankruptcy proceeding;

         (g) the obligor on such credit card account has made at least five consecutive monthly payments (as reported in the TCSI Consecutive Payment Report) of at least the minimum payment required by the applicable cardholder agreement which, as of the end of any calendar month, has prevented the credit card account from being more than 60 days contractually delinquent and the credit card account was not more than 30 days contractually delinquent at the end of the month in which the Closing Date occurs;

         (h) such credit card account has not been cancelled; and

         (i) such credit card account has not been re-aged under TCSI's then current customary re-aging policy.

         "Final Payment Date" has the meaning given to such term in Section 2.5.

         "Monthly Yield" has the meaning given such term in Section 3.1.

         "Option Period" has the meaning given such term in Section 2.2.

         "Prior Agreements" means the Bankcard Agreement and the Purchase Agreement.

         "Purchase Agreement" means the Purchase Agreement dated as of February 9, 1999 between TCSI and the Bank, as such agreement is amended, restated, modified, or supplemented from time to time.

         "Purchase Price" has the meaning given such term in Section 1.2(b).

         "Repayment Amount" means the Bank has received Collections under
Section 2.5 in an aggregate amount equal to $8,000,000.

         "Repurchase Date" has the meaning given such term in Section 2.2.

         "TCSI" means The Credit Store, Inc., a Delaware corporation, and its successors and permitted assigns.



                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Bank and TCSI each have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                              THE CREDIT STORE, INC.


                                              By:
                                                 ------------------------------
                                                 Michael J. Philippe
                                                 Its Chief Financial Officer

                                              BANK OF HOVEN


                                              By:
                                                 ------------------------------
                                                 Title:
                                                       ------------------------

                                    EXHIBIT A



                           BILL OF SALE AND ASSIGNMENT


         For value received and subject to the terms and conditions of the Repurchase Agreement dated November 22, 2000 (the "Agreement") between The Credit Store, Inc., a Delaware corporation ("TCSI") and Bank of Hoven, a South Dakota State Bank ("Bank"), TCSI does hereby transfer, sell, assign, convey, grant, bargain, set over and deliver to Bank, and to Bank's successors and assigns, certain credit card receivables described in the Agreement.

         Except as provided in the Agreement, this Bill of Sale and Assignment is executed without recourse and without representations or warranties.

THE CREDIT STORE, INC.
a Delaware corporation


By:
   ----------------------------
   Name:
        -----------------------

   Title:
         ----------------------

   Date:                    , 2000
        --------------------

                                    EXHIBIT B
            UNIFORM COMMERCIAL CODE-FINANCING STATEMENT - FORM UCC-1

------------------------------------------------------------------------------------------------------------------------------------

         1.  DEBTOR/SELLER                                                             1A.  SOCIAL SECURITY OR FEDERAL TAX NO.
     THE CREDIT STORE, INC.
------------------------------------------------------------------------------------------------------------------------------------

1B.  MAILING ADDRESS                                              1C.  CITY AND STATE                       1D.  ZIP CODE
    3401 NORTH LOUISE AVENUE
                                                                   SIOUX FALLS, SD                                     57107

------------------------------------------------------------------------------------------------------------------------------------

2.  ADDITIONAL DEBTOR                                                                  2A.  SOCIAL SECURITY OR FEDERAL TAX NO.

------------------------------------------------------------------------------------------------------------------------------------

2B.  MAILING ADDRESS                                              2C.  CITY AND STATE                       2D.  ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------

3.  DEBTOR'S TRADE NAMES OR STYLES                                                     3A.  FEDERAL TAX NO.

------------------------------------------------------------------------------------------------------------------------------------

4.  SECURED PARTY/BUYER                                                                4A.  FEDERAL TAX NO.
    BANK OF HOVEN
                                                                                             --------------
------------------------------------------------------------------------------------------------------------------------------------

5.  ASSIGNEE OF SECURED PARTY/BANK                                                     5A.  FEDERAL TAX NO.

------------------------------------------------------------------------------------------------------------------------------------

6.  This FINANCING STATEMENT covers the following type of property:
THE FILING OF THIS UCC-1 EVIDENCES THE SALE OF THE CREDIT CARD RECEIVABLES BY
THE CREDIT STORE, INC. TO BANK OF HOVEN UNDER THE TERMS OF A REPURCHASE
AGREEMENT DATED AS OF NOVEMBER 22, 2000. SUCH RECEIVABLES ARE IDENTIFIED IN THE
RECORDS OF DEBTOR AS POOL IDENTIFICATION NUMBER 1998-003, 1998-006 OR 2000 ___]
AND ARE LISTED IN THE ACCOUNT SCHEDULE TO THE REPURCHASE AGREEMENT.

------------------------------------------------------------------------------------------------------------------------------------

7A. Y  PRODUCTS OF COLLATERAL ARE ALSO COVERED.   7B. DEBTOR/SELLER SIGNATURE NOT REQUIRED IN ACCORDANCE WITH INSTRUCTION 5(a) ITEM:

                                                        [ ](1)             [ ](2)              [ ](3)              [ ] (4)

------------------------------------------------------------------------------------------------------------------------------------

8.  N   DEBTOR/SELLER IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC SECTION 9105 (1)(n)
------------------------------------------------------------------------------------------------------------------------------------


9.  DATE:          , 2000                                                            CODE
          ---------


THE CREDIT STORE, INC.


BY:
   ----------------------------------
 SIGNATURE(S) OF DEBTOR/SELLER

-------------------------------------------------------------------------------------------------

                                                                                        1
                                                                                        2
BANK OF HOVEN                                                                           3
                                                                                        4
BY:                                                                                     5
    --------------------------------                                                    6
SIGNATURE(S) OF SECURED PARTY/BUYER                                                     7
--------------------------------------------------------------------------------------  8
                                                                                        9
                                                                                        0


11.  RETURN COPY TO:
BANK OF HOVEN
202 MAIN STREET
HOVEN, SOUTH DAKOTA 57450
ATTN:  PRESIDENT
---------------------------------------------------------------------------------------
(4) FILE COPY - DEBTOR/TCSI                               FORM UCC-1
--------------------------------------------------------------------------------------------------

                                    EXHIBIT C


                               CREDIT CARD ACCOUNT

                         SERVICING TERMS AND CONDITIONS

         1. Servicing of Credit Card Accounts. TCSI shall perform its normal and customary servicing with respect to the Credit Card Receivables, as specified more particularly in this Section 1 of this Exhibit "C", all in accordance with good business policies, practices, procedures and internal controls applicable to the management and administration of credit cards and, without limiting the foregoing, specifically in accordance with standards and practices employed by TCSI for bank credit card receivables owned by TCSI for its account. In conducting servicing, TCSI shall manage, perform and enforce the terms of the cardholder agreements and enforce any and all of the obligations and liabilities of cardholders under such cardholder agreements in accordance with the exercise of TCSI's prudent business practices, which, without limitation, shall include providing customer service, security and fraud monitoring and control, collections and payment processing. In performing its servicing duties hereunder, TCSI shall use its best efforts to meet the following standards:

               1.1 Customer service correspondence shall be responded to in thirty (30) days or less;

               1.2  Customer calls shall be answered within sixty (60) seconds;

               1.3 Customer service call abandon rates shall be five percent (5%) or less;

               1.4 Payments received by 9:00 a.m. at the remittance address shall be effective dated the day of receipt; and

               1.5 Collection efforts must consist of a minimum of three telephone attempts and one collection letter per month for accounts one or more billing cycles delinquent, with the first telephone attempt being made within ten (10) days following the occurrence of the delinquency.

         2. Charge-Back Processing. The Bank acknowledges that, in the course of servicing credit card accounts, TCSI shall act as an intermediary between Cardholders and merchants in the satisfaction of disputed charges. TCSI will receive and register each such dispute and perform all functions necessary to discharge its responsibilities under the By-Laws and Operating Rules of Visa(R) or MasterCard(R), as the case may be, including strict adherence to rules and regulations relating to consumer disputes and merchant resolutions. In the event, however, that such efforts are wholly or partially unsuccessful, then charges which remain unresolved between a cardholder and the merchant, commonly referred to as "charge-backs," shall be deducted from the Credit Card Receivables.

         3. Segregation of Activity. TCSI will employ all necessary means to ensure that all activity pertaining to credit card accounts is appropriately segregated from other operations of TCSI. Such means shall include the maintenance of regular separate reporting capability for all material items of accounting information regarding the Credit Card Receivables. TCSI shall provide the Bank with monthly cash flow and delinquency reports regarding the Credit Card Receivables.

         4. Inspection Rights. TCSI shall permit the Bank, or any agent, designee or representative of the Bank to have full and free access during normal business hours upon reasonable prior notice to all the books, correspondence, computer data and records of TCSI insofar as they relate to the Credit Card Receivables. The Bank shall have the right, at its expense, upon reasonable notice to TCSI, to conduct an audit of all or any portion of the records (including computerized records) of TCSI as the same pertain to the Credit Card Receivables.

         5. Compliance with Laws. TCSI shall comply in all material respects with applicable laws, rules and regulations applicable to the servicing of the Credit Card Receivables.

         6. Interruption of Servicing. If TCSI is prevented from performing its obligations under this Agreement, due to causes beyond its reasonable control, including without limitation, strikes, riots, tornadoes, fires, power failures, the failure or closure of a financial institution, machine breakdowns, computer-associated equipment outages, or any other catastrophe rendering its data processing center wholly or partially inoperable, TCSI shall not be liable for any loss or damage to Bank. TCSI shall, through its own facilities, suppliers of computer equipment, or other processors, use its reasonable efforts to promptly provide processing services of comparable quality to those which had been provided by TCSI prior to the disruption in services.

         7. Term of Servicing Agreement. The term of TCSI's obligation to service the credit card accounts pursuant to this Agreement shall expire on the earlier to occur of (x) the second anniversary of the Closing Date and (y) the Repurchase Date. At any time, he Bank may terminate this Servicing Agreement upon ninety (90) days written notice.